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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 10, 2000
                            (earliest event reported)




                           VIPC COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)




          Delaware                     0-25747                  33-0812709
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



94 Rue de Lausanne, CH1202, Geneva, Switzerland                      N.A.
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:      011-41-22-9000000
                                                   -----------------------------


                               Beach Couch, Inc.
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

         VIPC Communications, Inc., formerly Beach Couch, Inc., (the "Company") filed a current report on Form 8-K/A containing a letter from the Company's former certified public accountants, Harlan & Boettger, LLP ("H&B"), certifying that there were no disagreements between the Company and H&B regarding accounting principals or disclosures upon their resignation as the Company's accountants.

         Although all of the contained information in the Form 8-K/A dated May 1, 2000 is correct, it was erroneously filed bearing the electronic signature of Edward F. Myers, III, as President of the Company. However, Mr. Myers had resigned his position in that capacity on March 20, 2000 before the filing of the Form 8-K/A. Michael Harrop was the President of the Company at the time the Form 8-K/A was filed with the Securities and Exchange Commission ("SEC") and the filing should have been made bearing his electronic signature. This Form 8-K/A-2 is being filed with the SEC as a corrective amendment.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VIPC COMMUNICATIONS, INC.


                                           By:  /s/ Michael Harrop
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                                              Michael Harrop, President


Date:  November 10, 2000